                                                              EXHIBIT 10.27.2

                                 AMENDMENT NO. 1

               COVENTRY HEALTH CARE, INC. RETIREMENT SAVINGS PLAN

        The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

Effective October 1, 1998,

        by striking the following:

               Page 5
               Page 16
               Page 17
               Page 19
               Page 20
               Page 21

        and substituting the following:

                Page 5
                Page 16
                Page 17
                Page 19
                Page 20
                Page 21
                Page 21a
                Attachment A

        The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

        Unless otherwise stated on any page of this amendment, eligibility for any benefits and the amount of such benefits payable to or on behalf of an individual who is an Inactive Participant on the effective date(s) stated above, shall be determined according to the provisions of the Plan as in effect on the day before he became an Inactive Participant.

        By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

        Signed this         day of                   , 19
                   ---------        -----------------     ----.


                           COVENTRY HEALTH CARE, INC.

                           By
                              ---------------------------------


                              ---------------------------------
                                          Title

(4-32508)-1

                                  INTRODUCTION

          The Primary Employer is establishing a defined contribution 401(k) savings plan for the exclusive benefit of certain of its employees.

          It is intended that the plan qualify as a profit sharing plan under the Internal Revenue Code of 1986, including any later amendments to the Code. The Employer agrees to operate the plan according to the terms, provisions and conditions set forth in this document.

          Participant loans were offered under the Principal Health Care, Inc. Select Savings Plan. This Plan will accept rollover loan notes from former employees of Principal Health Care, Inc. who participated under such plan.

          Coventry Corporation previously established the Coventry Corporation Retirement Savings Plan on July 1, 1994. The Primary Employer is of the opinion that this plan should be merged into the Coventry Health Care, Inc. Retirement Savings Plan. Effective October 1, 1998, the plan is merged and set forth in this document which is substituted in lieu of the prior document

INTRODUCTION                      5                                  (4-32508)

          TRUST means an agreement of trust between the Primary Employer and Trustee established for the purpose of holding and distributing the Trust Fund under the provisions of the Plan. The Trust may provide for the investment of all or any portion of the Trust Fund in the Group Contract.

          TRUST FUND means the total funds held under the Trust for the purpose of providing benefits for Participants. These funds result from Contributions made under the Plan which are forwarded to the Trustee to be deposited in the Trust Fund.

          TRUSTEE means the trustee or trustees under the Trust. The term Trustee as it is used in this Plan is deemed to include the plural unless the context clearly indicates otherwise.

          VALUATION DATE means the date on which the value of the assets of the Trust is determined. The value of each Account which is maintained under this Plan shall be determined on the Valuation Date. In each Plan Year, the Valuation Date shall be the last day of the Plan Year. In addition, the Plan Administrator may designate from time to time, so long as the Trustee agrees, that another date or dates shall be Valuation Dates with respect to a specific Plan Year.

          VESTED ACCOUNT means the vested part of a Participant's Account. The Participant's Vested Account is determined as follows.

          If the Participant's Vesting Percentage is 100%, his Vested Account equals his Account.

          If the Participant's Vesting Percentage is less than 100%, his Vested Account equals the sum of (a) and (b) below:

          (a) The part of the Participant's Account that results from Employer Contributions made before a prior Forfeiture Date and all other Contributions which were 100% vested when made.

          (b) The balance of the Participant's Account in excess of the amount in (a) above multiplied by his Vesting Percentage.

          If the Participant has withdrawn any part of his Account resulting from Employer Contributions, other than the vested Employer Contributions included in (a) above, the amount determined under this subparagraph (b) shall be equal to P(AB + D) - D as defined below:

          P         The Participant's Vesting Percentage.

          AB The balance of the Participant's Account in excess of the amount in (a) above.

          D The amount of withdrawal resulting from Employer Contributions,other than the vested Employer Contributions included in (a) above.

          The Participant's Vested Account is nonforfeitable.

          VESTING PERCENTAGE means the percentage used to determine the nonforfeitable portion of a Participant's Account attributable to Employer Contributions which were not 100% vested when made.

          For certain Participants who were covered under the Coventry Corporation Retirement Savings Plan prior to the October 1, 1998, merger, the applicable Vesting Percentage is outlined in Attachment A.

ARTICLE I                     16                                  (4-32508)

          For all other Participants, the applicable Vesting Percentage is determined by his Employment Commencement Date as shown in the following schedules opposite the number of whole years of his Vesting Service.

          If his employment commencement date with Principal Health Care, Inc. occurred before July 1, 1997, his Vesting Percentage is 100%.

          If his employment commencement date with Principal Health Care, Inc. occurs on or after July 1, 1997, but before April 1, 1998:


                                          VESTING SERVICE                                          VESTING
                                           (whole years)                                         PERCENTAGE

                                            Less than 1                                                0
                                             1 or more                                               100

          If his Employment Commencement Date with the Primary Employer or Adopting Employer occurs on or after April 1, 1998:

                                          VESTING SERVICE                                          VESTING
                                           (whole years)                                         PERCENTAGE

                                           Less than 1                                                0
                                                 1                                                   50
                                             2 or more                                               100

          However, the Vesting Percentage for a Participant who is an Employee on or after the earliest of (i) the date he reaches his Normal Retirement Age, (ii) the date of his death, or (iii) the date he becomes Totally and Permanently Disabled, shall be 100% on such date.

          If the schedule used to determine a Participant's Vesting Percentage is changed, the new schedule shall not apply to a Participant unless he is credited with an Hour-of-Service on or after the date of the change and the Participant's nonforfeitable percentage on the day before the date of the change is not reduced under this Plan. The amendment provisions of the AMENDMENT SECTION of Article IX regarding changes in the computation of the Vesting Percentage shall apply.

          VESTING SERVICE means an Employee's Period of Service. If he has more than one Period of Service or if all or a part of a Period of Service is not counted, his Vesting Service shall be determined by adjusting his Employment Commencement Date so that he has one continuous period of Vesting Service equal to the aggregate of all his countable Periods of Service. This period of Vesting Service shall be expressed as whole years and fractional parts of a year (to two decimal places) on the basis that 365 days equal one year.

          However, Vesting Service is modified as follows:

          Predecessor Employer Service included:

                   An Employee's service with a Predecessor Employer shall be included as service with the Employer. This service includes service performed while a proprietor or partner.


ARTICLE I                            17                             (4-32508)

                                   ARTICLE II

                                  PARTICIPATION

SECTION 2.01--ACTIVE PARTICIPANT.

         (a) An Employee shall first become an Active Participant (begin active participation in the Plan) on the earliest date on or after April 1, 1998, on which he is an Eligible Employee. This date is his Entry Date.

                   Each Employee who was an Active Participant under the Coventry Corporation Retirement Savings Plan on September 30, 1998, shall be an Active Participant in this Plan if he is still an Eligible Employee on October 1, 1998, and his Entry Date shall not change.

         (b) An Inactive Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee. This date is his Reentry Date.

                   Upon again becoming an Active Participant, he shall cease to be an Inactive Participant.

         (c) A former Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee. This date is his Reentry Date.

          An Active Participant or an Eligible Employee may elect not to be an Active Participant. The election may be for a specified or an indefinite period of time. The election shall be made by filing a written request with the Plan Administrator not to be an Active Participant. Employer Contributions shall not be allocated to the Eligible Employee for any period during which he is not an Active Participant. The Eligible Employee may at any time revoke such election and,

          a) if he has met all of the other eligibility requirements under this section and his Entry Date has occurred, he shall become an Active Participant as of the date of revocation, or

          b) if he has met all of the other eligibility requirements under this section and his Entry Date has not occurred, he shall become an Active Participant as provided in this section, or

          c) if he has not met all of the other eligibility requirements under this section, he shall become an Active Participant as provided in this section.

         There shall be no duplication of benefits for a Participant under this Plan because of more than one period as an Active Participant.

SECTION 2.02--INACTIVE PARTICIPANT.

          An Active Participant shall become an Inactive Participant (stop accruing benefits under the Plan) on the earlier of the following:

         (a) The date on which he ceases to be an Eligible Employee (on his Retirement Date if the date he ceases to be an Eligible Employee occurs within one month of his Retirement Date).

         (b)       The effective date of complete termination of the Plan.

ARTICLE II                        19                               (4-32508)-1

          An Employee or former Employee who was an Inactive Participant under the Coventry Corporation Retirement Savings Plan on September 30, 1998, shall be an Inactive Participant in this Plan on October 1, 1998. Eligibility for any benefits payable to him or on his behalf and the amount of the benefits shall be determined according to the provisions of the prior document, unless otherwise stated in this document.

SECTION 2.03--CESSATION OF PARTICIPATION.

          A Participant shall cease to be a Participant on the date he is no longer an Eligible Employee and his Account is zero.

SECTION 2.04--ADOPTING EMPLOYERS - SINGLE PLAN.

           Each of the employers controlled by or affiliated with the Employer and listed below is an Adopting Employer. Each Adopting Employer listed below participates with the Employer in this Plan. An Adopting Employer's agreement to participate in this Plan shall be in writing.

           If the Adopting Employer did not maintain its plan before its date of adoption specified below, its date of adoption shall be the Entry Date for any of its employees who have met the requirements in the ACTIVE PARTICIPANT SECTION of Article II as of that date. Service with and earnings from an Adopting Employer shall be included as service with and earnings from the Employer. Transfer of employment, without interruption, between an Adopting Employer and another Adopting Employer or the Employer shall not be considered an interruption of service.

           Contributions made by an Adopting Employer shall be treated as Contributions made by the Employer. Forfeitures arising from those Contributions shall be used for the benefit of all Participants.

           An employer shall not be an Adopting Employer if it ceases to be controlled by or affiliated with the Employer. Such an employer may continue a retirement plan for its employees in the form of a separate document. This Plan shall be amended to delete a former Adopting Employer from the list below.

           If an employer ceases to be an Adopting Employer and does not continue a retirement plan for the benefit of its employees, partial termination may result and the provisions of Article VII apply.


                                                                  ADOPTING EMPLOYERS

NAME                                                                  FISCAL YEAR END                            DATE OF ADOPTION

PRINCIPAL HEALTH CARE OF                                              December 31                                April 1, 1998
IOWA, INC.

PRINCIPAL HEALTH CARE                                                 December 31                                April 1, 1998
MANAGEMENT CORPORATION

PRINCIPAL HEALTH CARE OF THE                                          December 31                                April 1, 1998
CAROLINAS, INC.

PRINCIPAL HEALTH CARE OF                                              December 31                                April 1, 1998
DELAWARE, INC.

PRINCIPAL HEALTH CARE OF                                              December 31                                April 1, 1998
FLORIDA, INC.

PRINCIPAL HEALTH CARE OF                                              December 31                                April 1, 1998
GEORGIA, INC.

ARTICLE II                              20                        (4-32508)-1

PRINCIPAL HEALTH CARE OF                                              December 31                          April 1, 1998
ILLINOIS, INC.

PRINCIPAL HEALTH CARE OF                                              December 31                          April 1, 1998
INDIANA, INC.

PRINCIPAL HEALTH CARE OF                                              December 31                          April 1, 1998
LOUISIANA, INC.

PRINCIPAL HEALTH CARE OF                                              December 31                          April 1, 1998
KANSAS CITY, INC.

PRINCIPAL HEALTH CARE OF                                              December 31                          April 1, 1998
NEBRASKA, INC.

PRINCIPAL HEALTH CARE OF                                              December 31                          April 1, 1998
PENNSYLVANIA, INC.

PRINCIPAL HEALTH CARE OF                                              December 31                          April 1, 1998
ST. LOUIS, INC.

PRINCIPAL HEALTH CARE OF                                              December 31                          April 1, 1998
SOUTH CAROLINA, INC.

PRINCIPAL HEALTH CARE OF                                              December 31                          April 1, 1998
TENNESSEE, INC.

UNITED HEALTH CARE SERVICES                                           December 31                          April 1, 1998
OF IOWA, INC.

GROUP HEALTH PLAN, INC.                                               December 31                          October 1, 1998

HEALTH AMERICA PENNSYLVANIA,
INC.                                                                  December 31                          October 1, 1998

COVENTRY HEALTH AND
LIFE INSURANCE COMPANY                                                December 31                          October 1, 1998

COVENTRY HEALTH CARE                                                  December 31                          October 1, 1998
MANAGEMENT CORPORATION

HEALTH CARE USA - MIDWEST, INC.                                       December 31                          October 1, 1998

PENN GROUP MEDICAL
ASSOCIATES, P.A.                                                      December 31                          October 1, 1998

HEALTH CARE USA, INC.                                                 December 31                          October 1, 1998

HEALTH CARE USA - ALABAMA, INC.                                       December 31                          October 1, 1998

ARTICLE II                              21                           (4-32508)

SOUTHERN HEALTH MANAGEMENT
SERVICES, INC.                                                        December 31                            October 1, 1998

HEALTH CARE USA OF MISSOURI LLC.                                      December 31                            October 1, 1998

COVENTRY HEALTH PLAN OF
WEST VIRGINIA, INC.                                                   December 31                            October 1, 1998


ARTICLE II                      21a                                (4-32508)

                                  ATTACHMENT A

         DETAIL OF COVENTRY CORPORATION RETIREMENT SAVINGS PLAN VESTING

                             PRIOR TO 10-1-98 MERGER

DIVISION 1 - HEALTHAMERICA-PITTSBURGH

Prior to 1/1/98, the Company made matching contributions in cash to be invested according to the participants' elections. The vesting for this division was as follows:

                                        VESTING SERVICE                                                 VESTING
                                           (whole years)                                               PERCENTAGE

                                             Less than 1                                                    0%
                                                    1                                                      20%
                                                    2                                                      40%
                                                    3                                                      60%
                                                    4                                                      80%
                                              5 or more                                                   100%

Subsequent to 1/1/98, the Company made matching contributions exclusively in Coventry Stock. The vesting for this division was as follows:

                                        VESTING SERVICE                                   VESTING
                                           (whole years)                                PERCENTAGE

                                             Less than 1                                    0%
                                                    1                                      50%
                                              2 or more                                   100%

DIVISION 2 - GROUP HEALTH PLAN

Prior to 1/1/98, the Company made matching contributions in cash to be invested according to the participants' elections. The vesting for this division was as follows:

                                        VESTING SERVICE                                   VESTING
                                           (whole years)                                PERCENTAGE
                                             Less than 1                                    0%
                                                    1                                      20%
                                                    2                                      40%
                                                    3                                      60%
                                                    4                                      80%
                                              5 or more                                   100%



ATTACHMENT A                            1                         (4-32508)-1

Subsequent to 1/1/98, the Company made matching contributions exclusively in Coventry Stock. The vesting for this division was as follows:

                                          VESTING SERVICE                               VESTING
                                           (whole years)                               PERCENTAGE

                                             Less than 1                                    0%
                                                    1                                      50%
                                              2 or more                                   100%

DIVISION 3 - CORPORATE

Prior to 1/1/98, the Company made matching contributions in cash to be invested according to the participants' elections. The vesting for this division was as follows:

                                        VESTING SERVICE                                        VESTING
                                           (whole years)                                      PERCENTAGE
                                             Less than 1                                            0%
                                                    1                                              20%
                                                    2                                              40%
                                                    3                                              60%
                                                    4                                              80%
                                              5 or more                                           100%

Subsequent to 1/1/98, the Company made matching contributions exclusively in Coventry Stock. The vesting for this division was as follows:

                                          VESTING SERVICE                                         VESTING
                                           (whole years)                                         PERCENTAGE
                                             Less than 1                                            0%
                                                    1                                              50%
                                              2 or more                                           100%


ATTACHMENT A                               2                       (4-32508)-1

DIVISION 4 - HEALTHAMERICA-HARRISBURG

Prior to 1/1/98, the Company made matching contributions in cash to be invested according to the participants' elections. The vesting for this division was as follows:

                                            VESTING SERVICE                                             VESTING
                                             (whole years)                                             PERCENTAGE
                                             Less than 1                                                    0%
                                                    1                                                      20%
                                                    2                                                      40%
                                                    3                                                      60%
                                                    4                                                      80%
                                              5 or more                                                   100%

Subsequent to 1/1/98, the Company made matching contributions exclusively in Coventry Stock. The vesting for this division was as follows:

                                          VESTING SERVICE                                         VESTING
                                           (whole years)                                         PERCENTAGE
                                             Less than 1                                            0%
                                                    1                                              50%
                                              2 or more                                           100%


ATTACHMENT A                        3                             (4-32508)-1

DIVISION 5 - HEALTHCARE USA

For employees hired subsequent to 12/31/95 the following applies:

Prior to 1/1/98, the Company made matching contributions in cash to be invested according to the participants' elections. The vesting for this division was as follows:

                                           VESTING SERVICE                                          VESTING
                                           (whole years)                                          PERCENTAGE
                                             Less than 1                                              0%
                                                    1                                                20%
                                                    2                                                40%
                                                    3                                                60%
                                                    4                                                80%
                                              5 or more                                             100%

Subsequent to 1/1/98, the Company made matching contributions exclusively in Coventry Stock. The vesting for this division was as follows:

                                          VESTING SERVICE                                         VESTING
                                           (whole years)                                         PERCENTAGE
                                             Less than 1                                            0%
                                                    1                                              50%
                                              2 or more                                           100%

For employees in this division hired prior to 1/1/96 the following applies:

The vesting for these individuals was as follows:

                                          VESTING SERVICE                                            VESTING
                                           (whole years)                                            PERCENTAGE
                                             Less than 1                                               0%
                                                    1                                                  25%
                                                    2                                                  50%
                                                    3                                                  75%
                                              4 or more                                               100%

In addition to the above schedules for this division the Florida and Pittsburgh locations of this division were terminated. As a result of this, these individuals are 100% vested in all their balances based on the partial termination rules.

ATTACHMENT A                       4                              (4-32508)-1

DIVISION 6 - SOUTHERN HEALTH MANAGEMENT CORP.

For employees hired subsequent to 12/31/95 the following applies:

Prior to 1/1/98, the Company made matching contributions in cash to be invested according to the participants' elections. The vesting for this division was as follows:

                                        VESTING SERVICE                                         VESTING
                                           (whole years)                                      PERCENTAGE
                                             Less than 1                                            0%
                                                    1                                              20%
                                                    2                                              40%
                                                    3                                              60%
                                                    4                                              80%
                                              5 or more                                           100%

Subsequent to 1/1/98, the Company made matching contributions exclusively in Coventry Stock. The vesting for this division was as follows:

                                        VESTING SERVICE                                           VESTING
                                           (whole years)                                         PERCENTAGE
                                             Less than 1                                            0%
                                                    1                                              50%
                                              2 or more                                           100%

For employees in this division hired prior to 1/1/96 the following applies:

The vesting for these individuals was as follows:

                                        VESTING SERVICE                                          VESTING
                                         (whole years)                                          PERCENTAGE
                                             Less than 1                                             0%
                                                    1                                             33.3%
                                                    2                                             66.7%
                                              3 or more                                            100%

DIVISION 91 - TRANSFERRED DIVISION 1 EMPLOYEES

These employees were treated as being transferred within the meaning of the "Same Desk Rule". By utilizing this rule, the participants were not actually treated as separating from service and as such are not allowed to take a termination distribution until the employment with the successor employer was ceased. These employees were also not allowed to take loans however they were still permitted to take hardship distributions.

ATTACHMENT A                      5                                (4-32508)-1

DIVISION 92 - TRANSFERRED DIVISION 2 EMPLOYEES

These employees were treated as being transferred within the meaning of the "Same Desk Rule". By utilizing this rule, the participants were not actually treated as separating from service and as such are not allowed to take a termination distribution until the employment with the successor employer was ceased. These employees were also not allowed to take loans however they were still permitted to take hardship distributions.

DIVISION 94 - TRANSFERRED 4 EMPLOYEES

These employees were treated as being transferred within the meaning of the "Same Desk Rule". By utilizing this rule, the participants were not actually treated as separating from service and as such are not allowed to take a termination distribution until the employment with the successor employer was ceased. These employees were also not allowed to take loans however they were still permitted to take hardship distributions.

ATTACHMENT A                   6                                   (4-32508)-1